Exhibit 10.9.121

EXECUTION
AMENDMENT NO. 1
TO AMENDED AND RESTATED TRANSACTIONS TERMS LETTER

Amendment No. 1 to Amended and Restated Transactions Terms Letter, dated as of June 30, 2021 (this “Amendment”), by and between Bank of America, N.A. (“Buyer”), United Shore Repo Seller 2 LLC (“Seller”) and United Wholesale Mortgage, LLC (f/k/a United Shore Financial Services, LLC) (“Guarantor”, and together with Seller, the “Shore Parties”, and each individually, a “Shore Party”).
RECITALS
Buyer and Shore Parties are parties to that certain Amended and Restated Transactions Terms Letter, dated as of February 24, 2021 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Existing Transactions Terms Letter”; and as amended by this Amendment, the “Transactions Terms Letter”).

Buyer and Shore Parties have agreed, subject to the terms and conditions of this Amendment, that the Existing Transactions Terms Letter be amended to reflect certain agreed upon revisions to the terms of the Existing Transactions Terms Letter.

Accordingly, Buyer and Shore Parties hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Transactions Terms Letter is hereby amended as follows:

SECTION 1. Aggregate Transaction Limit. The Aggregate Transaction Limit section of the Existing Transactions Terms Letter is hereby amended by deleting such section in its entirety and replacing it with the following:

Aggregate Transaction Limit:      $3,000,000,000. In the event Buyer agrees to a
Temporary Increase pursuant to Section 2.10 of the Agreement, the Aggregate Transaction Limit shall equal the Temporary Aggregate Transaction Limit until such time as the Temporary Increase terminates.

SECTION 2. Uncommitted Amount. The Uncommitted Amount section of the Existing Transactions Terms Letter is hereby amended by deleting such section in its entirety and replacing it with the following:

Uncommitted Amount:          $3,000,000,000; provided that no more than
[***] of such Uncommitted Amount shall in any way be attributable to Underlying Mortgage Loans that are eMortgage Loans.

SECTION 3. Fees and Expenses. Shore Parties hereby agree to pay to Buyer, on demand, any and all reasonable out-of-pocket fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

1 Certain portions of this exhibit have been redacted in accordance with Item 601(b)(10) of Regulation S-K. This information is not material and would likely cause competitive harm to the registrant if publicly disclosed. “[***]” indicates that information has been redacted.

Exhibit 10.9.121
SECTION 4. Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Existing Transactions Terms Letter.

SECTION 5. Conditions Precedent. This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer and Shore Parties.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Transactions Terms Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7. Counterparts. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”) may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed simultaneously in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Buyer of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Electronic Signatures and facsimile signatures shall be deemed valid and binding to the same extent as the original. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
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Exhibit 10.9.121

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A., Buyer

By: /s/ Adam Robitshek
Name: Adam Robitshek
Title: Director

Signature Page to Amendment No. 1 to A&R Transactions Terms Letter

Exhibit 10.9.121

UNITED SHORE REPO SELLER 2 LLC,
Seller

By: /s/ Alex Elezaj
Name: Alex Elezaj
Title: Vice President

Signature Page to Amendment No. 1 to A&R Transactions Terms Letter

Exhibit 10.9.121

UNITED WHOLESALE MORTGAGE, LLC (F/K/A/ UNITED SHORE FINANCIAL SERVICES, LLC), Guarantor
Seller

By: /s/ Blake Kolo
Name: Alex Elezaj
Title: Chief Business Officer

Signature Page to Amendment No. 1 to A&R Transactions Terms Letter